Reinhart Mid Cap Private Market Value Fund Summary Prospectus September 14, 2012 Investor Class Shares RPMMX Advisor Class Shares RPMVX

Before you invest, you may want to review Reinhart Mid Cap Private Market Value Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated May 29, 2012, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund on the its website at http://www.reinhartfunds.com.  You can also get this information at no cost by calling the Fund (toll-free) at (855) 774-3863 or by sending an e-mail request to info@reinhart-partnersinc.com.

Investment Objective
The Reinhart Mid Cap Private Market Value Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Advisor Class
Management Fees	1.00%	1.00%
Distribution (12b-1) Fee	0.25%	0.00%
Other Expenses (1)	1.04%	1.04%
Total Annual Fund Operating Expenses	2.29%	2.04%
Fee Waiver/Expense Reimbursement (2)	(0.94)%	(0.94)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (2)	1.35%	1.10%
(1)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.
(2)
Reinhart Partners, Inc. (the “Adviser” or “Reinhart”) has contractually agreed to reimburse the Fund for its operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes and extraordinary expenses) do not exceed 1.35% of the average daily net assets of the Investor Class and 1.10% of the average daily net assets of the Advisor Class.  Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limits. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through at least one year from the effective date of this Prospectus, subject thereafter to termination at any time upon 60 days’ written notice by either the Trust or the Adviser through December 31, 2014.  The Trust’s Board of Trustees (the “Board of Trustees”) must consent to the termination of the Operating Expense Limitation Agreement by the Adviser after one year from the effective date of this Prospectus, which consent shall not be unreasonably withheld.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Investor Class	$137	$625
Advisor Class	$112	$549

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks issued by mid capitalization (“mid cap”) companies.  The Fund considers a company to be a mid cap company if it has a market capitalization, at the time of purchase, within the capitalization range of the Russell Midcap® Value Index as of the date it was last reconstituted.  The market capitalizations within the index vary, but as of March 31, 2012, they ranged from approximately $1.1 billion to $20.6 billion.  The Fund’s investment strategy utilizes the Adviser’s proprietary Private Market Value (“PMV”) methodology to determine a company’s true intrinsic value, which is the amount an acquirer would be willing to pay for the entire company.  This PMV becomes the “anchor” by which all decisions are framed within an emotional market.  The Adviser selects investments for the Fund’s portfolio that generally can be purchased at a discount of 30% or more to the PMV and typically sells investments when they reach, or are close to reaching the PMV, or due to a change in the fundamentals of the security.  In addition, the Adviser emphasizes quality and attempts to find sustainable competitive advantages one stock at a time with an overall focus on positive risk/reward to protect capital in challenging markets while capturing most of the upside return when stocks advance.

At the discretion of the Adviser, the Fund may invest up to 20% of its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments to retain flexibility in meeting redemptions and paying expenses.  The Fund pursues its investment objective regardless of market conditions and does not take defensive positions through raising cash.  Cash will fluctuate based upon the ratio of public prices to private values of securities, and defensive positioning of the Fund is made through stock selection and sector weightings.

Principal Risks
As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk.  The Fund may not meet its investment objective or may underperform investment vehicles with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

Mid Cap Companies Risk.  Securities of mid cap companies may be more volatile and less liquid than the securities of large-cap companies.

Value-Style Investing Risk.  The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

New Fund Risk.  The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.

Adviser Risk. The Adviser has not previously managed a mutual fund.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here.  Until such time, inception-to-date performance information as of the end of most recently completed calendar quarter will be available on the Fund’s website at www.reinhartfunds.com or by calling the Fund toll-free at (855) 774-3863.  Performance information, when available, will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for certain periods compare with those of a broad measure of market performance.

Management
Investment Adviser
Reinhart Partners, Inc. is the Fund’s investment adviser.

Portfolio Managers
Brent Jesko, Principal and Senior Portfolio Manager of the Adviser, is the Fund’s lead portfolio manager and Matthew Martinek, CFA, Portfolio Manager of the Adviser, is the Fund’s portfolio manager.  They are responsible for the day-to-day management of the Fund.  Each has managed the Fund since its inception.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Reinhart Mid Cap Private Market Value Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer by contacting the Fund by telephone at (855) 774-3863 or through a financial intermediary.  The minimum initial and subsequent investment amounts for various types of accounts are shown below.

	Investor Class	Advisor Class
Minimum Initial Investment	$5,000	$5,000
Subsequent Minimum Investment	$100	$100

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.